EXECUTION COPY

November 24, 2015

To:	Citibank, N.A. – ADR Depositary
388 Greenwich Street, 14th Floor
New York, NY 10013
Attention: Depositary Receipt Department

Re: Amarin Corporation plc – Exchange Letter Agreement
ADSs (CUSIP No.: 023111206) & Restricted ADSs (CUSIP No.: 0231119H2)

Ladies and Gentlemen:

Reference is made to the Amended and Restated Deposit Agreement, dated as of November 4, 2011, by and among Amarin Corporation plc, a company organized under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder (the "Deposit Agreement").  All capitalized terms used, but not otherwise defined, herein shall have the meaning assigned thereto in the Deposit Agreement.

On November 24, 2015 the Company issued new November 2015 Exchangeable Senior Notes Due 2032 (the “Notes”) in the United States of America pursuant to Section 4(a)(2) under the Securities Act (the “New Money Offer”).

In connection with the New Money Offer, the Company and the Depositary wish to set forth the terms upon which the Company is to deposit ordinary shares of the Company, par value £0.50 per share (the “Shares”) with the Custodian upon the exchange of Notes and the Depositary is to issue ADSs or Restricted ADSs, as applicable, upon deposit of such Shares.  Prior to the Resale Restriction Termination Date (as defined in the legend set forth in this Exchange Letter Agreement), the Company may deposit Shares that are not freely transferable and wishes for the Depositary to issue Restricted ADSs in respect of such Shares under the terms of Section 2.14 of the Deposit Agreement (as supplemented by the terms hereof).  Following the Resale Restriction Termination Date, the Company may deposit Shares that are freely transferable and wishes for the Depositary to issue unrestricted, freely transferable ADSs in respect of such Shares under the terms of the Deposit Agreement (as supplemented by the terms hereof).  The purpose and intent of this Exchange Letter Agreement is to supplement the Deposit Agreement for the sole purpose of accommodating the issuance and delivery of the ADSs and Restricted ADSs, the transfer of the ADSs and Restricted ADSs, and the withdrawal of the Shares, in each case in connection with the deposit by the Company of Shares upon the exchange of Notes.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.           Depositary Procedures.  The Company instructs the Depositary, and the Depositary agrees upon the terms and subject to the terms set forth in this Exchange Letter Agreement and the Deposit Agreement, to establish procedures to enable (i) the deposit of Shares with the Custodian by the Company, in connection with the exchange of Notes, in order to enable the issuance by the Depositary of ownership interests in Shares in the form of ADSs or Restricted ADSs, as applicable, and, in the case of Restricted ADSs, in uncertificated form issued under the terms of Section 2.14 of the Deposit Agreement, as supplemented by the terms of this Exchange Letter Agreement, and (ii) the transfer of the ADSs or Restricted ADSs, as applicable, and the withdrawal of the Shares, in each case upon the terms and conditions set forth in the Deposit Agreement, as supplemented by the terms of this Exchange Letter Agreement.

2.           Company Assistance.  The Company agrees to (i) assist the Depositary in the establishment of such procedures to enable the acceptance of the deposit of the Shares, the issuance of the ADSs and Restricted ADSs, the delivery of such ADSs and Restricted ADSs, the transfer of the ADSs and Restricted ADSs and the withdrawal of the Shares, and (ii) take, and cause, instruct or direct others to take, all commercially reasonable steps necessary and satisfactory to the Depositary to ensure that the acceptance of the deposit of the Shares, the issuance of such ADSs and Restricted ADSs, the transfer of ADSs and Restricted ADSs, and the withdrawal of Shares, in each case upon the terms and conditions set forth herein, do not materially prejudice the rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.  In furtherance of the foregoing, the Company shall cause its U.S. counsel to deliver an opinion to the Depositary stating, inter alia, that (a) the deposit of the Shares, and the issuance and delivery of ADSs or Restricted ADSs, as applicable, in each case upon the terms contemplated herein, do not require registration under the Securities Act, and (b) this Exchange Letter Agreement has been duly executed and delivered by the Company and constitutes their enforceable agreements.

3.           Limitations on Issuance of ADSs and Restricted ADSs.  The Company hereby instructs the Depositary, and the Depositary agrees upon the terms and subject to the conditions set forth in this Exchange Letter Agreement, to issue and deliver to the persons exchanging Notes designated from time to time by the Company in an instruction letter, substantially in the form of Exhibit A attached hereto, the applicable number of ADSs or Restricted ADSs, as applicable, upon receipt of (i) confirmation from the Custodian of the deposit of the requisite number of Shares, (ii) the opinions of counsel identified in Section 11 below, (iii) the receipt by the Depositary of applicable fees, as described in Section 14 below, and (iv) the fulfillment by the Company of the obligation contained in Section 12 below related to the payment of all applicable stamp duty taxes.  The Restricted ADSs issued upon the deposit of Shares shall be separately identified on the books of the Depositary and such Shares shall be held separate and distinct from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement and this Exchange Letter Agreement that are not Restricted ADSs.  The Restricted Deposited Securities and the Restricted ADSs shall not be eligible for the "Pre-Release Transactions" described in Section 5.10 of the Deposit Agreement.  The Restricted ADSs shall not be eligible for inclusion in any book-entry settlement system, including, without limitation, The Depository Trust Company, and shall not in any way be fungible with the other ADSs issued under the terms hereof that are not Restricted ADSs (except upon the terms and conditions set forth in Sections 8 and 9 below).  Nothing contained in this Exchange Letter Agreement shall in any way be deemed to obligate the Depositary, or to give authority to the Depositary, to accept any Deposited Securities (other than the Shares described herein) for deposit under the terms hereof.

4.           Representations and Warranties.  The Company hereby represents and warrants to the Depositary that the Notes have been issued by the Company in accordance with Section 4(a)(2) under the Securities Act.

2

5.           Stop Transfer Notation and Legend.  In the case of Restricted ADSs (but not ADSs), the books of the Depositary shall identify the Restricted ADSs as "restricted" and shall contain a "stop transfer" notation to that effect.  The statement that the Depositary issued to the holders of Restricted ADSs shall contain the following legend:

"THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING ORDINARY SHARES OF THE COMPANY, PAR VALUE £0.50 PER SHARE (THE “RESTRICTED SHARES”), ARE SUBJECT TO THE TERMS OF THE EXCHANGE LETTER AGREEMENT, DATED AS OF NOVEMBER 24, 2015 (THE “LETTER AGREEMENT”), AND THE AMENDED AND RESTATED DEPOSIT AGREEMENT, DATED AS OF NOVEMBER 4, 2011, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED,  AND TOGETHER WITH THE LETTER AGREEMENT, THE “DEPOSIT AGREEMENT”).  ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

THE SALE OF THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE ‘‘SECURITIES ACT’’), AND, ACCORDINGLY, THIS SECURITY (AND ANY BENEFICIAL INTEREST HEREIN) MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE.  BY ITS ACQUISITION HEREOF OR A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:  AGREES FOR THE BENEFIT OF US THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE RESALE RESTRICTION TERMINATION DATE (AS DEFINED BELOW), EXCEPT: (A)(1) TO US OR ANY SUBSIDIARY THEREOF; (2) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT; OR (3) UNDER ANY OTHER AVAILABLE EXEMPTION (OTHER THAN REGULATION S UNDER THE SECURITIES ACT) FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING, IF AVAILABLE, THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT), AND (B) IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, THE RESTRICTED SHARES MAY NOT BE DEPOSITED INTO ANY DEPOSITARY RECEIPT FACILITY ESTABLISHED OR MAINTAINED BY A DEPOSITARY BANK OTHER THAN A RESTRICTED FACILITY, UNLESS AND UNTIL SUCH TIME AS SUCH RESTRICTED SHARES ARE NO LONGER RESTRICTED SECURITIES UNDER THE SECURITIES ACT.  NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs OTHER THAN AS CONTEMPLATED BY THE LETTER AGREEMENT.

3

THE ‘‘RESALE RESTRICTION TERMINATION DATE’’ MEANS THE DATE THAT IS THE LATER OF: (X) NOVEMBER 24, 2016; AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW.

PRIOR TO THE TRANSFER OF THE RESTRICTED ADSs, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY AN OPINION OF COUNSEL TO THE EFFECT THAT THE TRANSFER OF THE RESTRICTED ADSs IS EXEMPT FROM REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT, OR COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, PROVIDED, HOWEVER, THAT REGULATION S UNDER THE SECURITIES ACT SHALL NOT BE AN AVAILABLE EXEMPTION FOR THE TRANSFER OF THE RESTRICTED ADSs.  PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE LETTER AGREEMENT.  THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED.  A COPY OF THE DEPOSIT AGREEMENT AND OF THE LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.”

6.           Limitations on Transfer of Restricted ADSs.  The Restricted ADSs (but not the ADSs) shall be transferable only by the Holder thereof upon delivery to the Depositary of (i) all documentation otherwise contemplated by the Deposit Agreement, and (ii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, the terms of the legend set forth in Section 4 above).

4

7.           Limitations on Cancellation of Restricted ADSs.  The Company instructs the Depositary, and the Depositary agrees not to release any Shares nor cancel any Restricted ADSs upon presentation for the purpose of withdrawing the underlying Shares unless (i) all of the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied, and (ii) the Depositary shall have received from the person requesting the withdrawal of the Shares a duly completed and signed Withdrawal Certification substantially in the form of the draft thereof attached hereto as Exhibit B (such certification, the "Withdrawal Certification").

8.           Fungibility.  Except as contemplated herein and except as required by applicable law, the Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement and this Exchange Letter Agreement.  Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement and this Exchange Letter Agreement.

9.           Removal of Restrictions.  The Company may instruct the Depositary from time to time in writing that some or all of the Restricted ADSs no longer constitute "restricted securities" (within the meaning given to such term under the Securities Act and the regulations issued thereunder by the Commission).  The Depositary shall remove all stop transfer notations from its records in respect of the Restricted ADSs and shall treat Restricted ADSs on the same terms as the other ADSs outstanding under the terms of the Deposit Agreement and this Exchange Letter Agreement (that are not Restricted ADSs) upon receipt of (i) written instructions from the Company to do so, and (ii) an opinion of U.S. counsel to the Company stating, inter alia, that, the removal of distinctions between the Restricted ADSs and the ADSs would not be inappropriate under the Securities Act.  Upon (a) receipt of such instructions and opinion of counsel or (b) receipt of evidence reasonably satisfactory to the Depositary that the transfer of certain designated Restricted ADSs is covered by an effective Registration Statement under the Securities Act, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (x) causing the Custodian to transfer the applicable number of Shares into the account for the Deposited Securities in respect of the ADSs that are not Restricted ADSs, and (y) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Restricted ADSs.

10.           Limitations On Exchange of Restricted ADSs for ADSs.  The Company instructs the Depositary, and the Depositary agrees, to cancel the Restricted ADSs and to issue and deliver unrestricted, freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed Resale Certification and Issuance Instruction, substantially in the form attached hereto as Exhibit C, (ii) an opinion of U.S. securities counsel to the effect that, inter alia, that the Restricted ADSs to be transferred and the Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer, and the Shares represented thereby, are not "Restricted Securities" (within the meaning of Rule 144(a)(3) under the Securities Act), (iii) payment of the taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Exchange Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Exchange Letter Agreement.  Upon receipt of such materials, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Restricted ADSs, and (b) making the formerly Restricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book entry settlement system.

5

11.           Opinions.  Promptly after the issuance of the Notes, the Company shall provide the Depositary with (i) an opinion of its English counsel reasonably satisfactory to the Depositary which addresses, among other things, that this Exchange Letter Agreement is enforceable, all consents and approvals necessary under English law for the offer and sale of the Notes have been obtained and such Notes are duly authorized and all consents and approvals under English law for the issuance and deposit of the Shares issuable upon exchange of the Notes with the Custodian have been obtained, such Shares are duly authorized, and, at the time ADSs or Restricted ADSs, as applicable, are issued in respect thereof, such Shares will be validly issued, fully paid and non-assessable, and (ii) an opinion of its U.S. counsel which addresses, among other things, that no registration under the Securities Act of the issuance and delivery of ADSs or Restricted ADSs, as applicable, upon exchange of the applicable Notes upon the terms set forth herein is required.

12.           Covenants.  The Company hereby covenants that (i) it will instruct the Depositary to issue ADSs (but not Restricted ADSs) following the deposit of Shares upon exchange of the Notes in accordance with the terms and conditions of the Notes, only after receipt from the exchanging holder of the Notes, as part of the note exchange notice, of a certification (a copy of which will be provided by the Company to the Depositary upon request) that such person has beneficially held the Notes for at least 6 months, is not an Affiliate of the Company and has not been an Affiliate of the Company for three months prior to the date of such note exchange notice, (ii) the Shares to be deposited by the Company with the Custodian for the purpose of the issuance of the ADSs and Restricted ADSs, as applicable, upon exchange of the Notes (a) will be duly authorized, validly issued, and will upon deposit be fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, and the Company will be duly authorized to make such deposit, (b) will rank pari passu in all respects, and will be fully fungible with the Shares then on deposit with the Custodian under the Deposit Agreement, (d) will be legally issued and deposited by the Company and will not be stripped of any rights or entitlement by the Company prior to or upon deposit with the Custodian, (e) will be free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, including, without limitation, any claim related to liabilities arising from the imposition of stamp duty reserve tax, and (f) will not be subject to any pre-emptive rights (and any similar rights) that have not been otherwise waived or exercised, (iii) it will, prior to deposit of Shares upon exchange of Notes, pay or cause to be paid any and all stamp duty taxes, including SDRT, due in connection with the issuance of such Shares and the deposit of such Shares into the ADS facility established and existing under the terms of the Deposit Agreement, and (iv) it will not directly or indirectly pay any commission or other remuneration in connection with the solicitation for exchange of the Notes.  Such covenants shall survive the deposit of the Shares, and the issuance and delivery of ADSs and Restricted ADSs, as contemplated in the Deposit Agreement and this Exchange Letter Agreement.

6

13.           Indemnity.  The Company acknowledges and agrees that the indemnification by the Company in favor of the Depositary, the Custodian and their respective officers, directors, employees, agents and Affiliates under Section 5.8 of the Deposit Agreement shall apply to the acceptance of Shares for deposit, the issuance and delivery of ADSs and Restricted ADSs, the transfer of ADSs and Restricted ADSs, and the withdrawal of Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Exchange Letter Agreement.

14.           Depositary Fees.  Notwithstanding the terms of the letter agreement, dated June 17, 2010, between the Company and the Depositary, the Company and the Depositary agree that the Company shall pay the Depositary a depositary fee of US$0.01 per ADS or Restricted ADS, as applicable, issued in connection with the exchange of Notes and such other fees as prescribed in the Deposit Agreement, as contemplated in the Deposit Agreement.

15.           Fractional Shares, ADSs and Restricted ADSs.  Notwithstanding anything to the contrary in the Deposit Agreement, the Company will not deliver to the Depositary or the Custodian in connection with the issuance of ADSs or Restricted ADSs, as applicable, upon exchange of Notes, and the Depositary shall not be required to accept, under any circumstances (i) any fraction of a Share, nor (ii) a number of Shares which upon application of the ADS-to-Share ratio set forth in the Deposit Agreement would give rise to a fraction of an ADS or Restricted ADS, as applicable.

16.           F-6 Registration Statement.   The Company and the Depositary shall make reference to the terms of this Exchange Letter Agreement in, or attach an executed copy hereof to, the next Registration Statement on Form F-6 filing made with the Commission.

17.           Supplement to Deposit Agreement. The terms of this Exchange Letter Agreement supplement the Deposit Agreement, and are not intended to materially prejudice any substantial rights of Holders of ADSs and, as a result, notice hereof need not be given to the Holders of ADSs under the Deposit Agreement.

18.           Governing Law.   This letter agreement shall be interpreted and all rights hereunder shall be governed by the laws of the State of New York without regards to the principles of conflicts of law thereof.

19.           Miscellaneous.

(i)           The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this Exchange Letter Agreement and to effectuate the purpose and intent hereof.

(ii)           This Exchange Letter Agreement shall be binding upon the parties hereto, and their respective legal successors and permanent assigns.

(iii)           This Exchange Letter Agreement may not be modified or amended except by a writing signed by both parties hereto.

(iv)           This Exchange Letter Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

[Remaining of this page intentionally left in blank]

7

The Company and the Depositary have caused this Exchange Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

Very truly yours,

SIGNED by John F. Thero, Director and Chief Executive Officer for and on behalf of Amarin Corporation plc

/s/ John F. Thero

Accepted and Agreed
as of the date first written above

CITIBANK, N.A., as Depositary

By:	/s/ Keith Galfo
Name:	Keith Galfo
Title:	Vice President

EXHIBITS

A.	Issuance Instructions
B.	Withdrawal Certification
C	Resale Certification and Issuance Instruction

8

EXHIBIT A

to

Exchange Letter Agreement, dated as of November 24, 2015

(the "Letter Agreement"), by and between

AMARIN CORPORATION PLC

and CITIBANK, N.A.

_____________________

Issuance Instructions

_____________________

All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Exchange Letter Agreement.

_____________________

[DATE]

Citibank, N.A.
1 North Wall Quay
Dublin 1
Ireland
Attn.:  John Wallace
David Hand
Email:  dcc.adr@citi.com
Email:  john.wallace@citi.com
Email:  david.hand@citi.com

Copy to:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attn.:  Brian M. Teitelbaum
Email:  brian.m.teitelbaum@citi.com

Re:    Amarin Corporation plc

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, by and among Amarin Corporation plc, a company organized under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder (the "Deposit Agreement"), and (ii) the Exchange Letter Agreement, dated as of November 24, 2015 (the "Letter Agreement"), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs and Restricted ADSs, as applicable.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

The Company has deposited the number of Shares identified below and hereby instructs the Depositary to issue the ADSs or Restricted ADSs, as applicable, in the name of the person(s) identified below, and hereby confirms that such person(s) as of the date hereof is/are not, and during the preceding three months has/have not been, affiliate(s) (as defined in Rule 144 under the Securities Act) of the Company, upon the terms described in the Letter Agreement as follows:

For Restricted ADSs1:

Number of Shares deposited:	____________ Shares
Number of Restricted ADSs to be issued (CUSIP No.: 0231119H2):	____________ Restricted ADSs
Name of person to whom the Restricted ADSs are to be issued:
Street Address:
City, State, and Country:
Nationality:
Social Security or Tax Identification Number:

OR
_________________________
1 To be used in connection with issuance of Restricted ADSs upon the exchange of Notes prior to the Resale Restriction Termination Date.

For unrestricted, freely transferable ADSs2:

Number of Shares deposited:	____________ Shares
Number of ADSs to be issued (CUSIP No.: 023111206):	____________ ADSs

If ADSs are to be issued and delivered by means of electronic book-entry delivery to the DTC account of the exchanging holder of Notes:

Name of DTC Participant acting for the person to whom the ADSs are to be issued:	_____________________________
DTC Participant Account No.:	_____________________________
Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________
Onward Delivery Instructions of undersigned:	_____________________________
Contact person at DTC Participant:	_____________________________
Daytime telephone number of contact person at DTC Participant:	_____________________________

OR

If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of person to whom the ADSs are to be issued Purchaser:	_____________________________
Street Address:	_____________________________
City, State, and Country:	_____________________________
Nationality:	_____________________________
Social Security or Tax Identification Number:	_____________________________

_________________________
2 To be used in connection with issuance of unrestricted, freely transferable ADSs upon the exchange of Notes following the Resale Restriction Termination Date.

AMARIN CORPORATION PLC

By:
Name:
Title:
Date:

EXHIBIT B

to

Exchange Letter Agreement, dated as of November 24, 2015

(the "Letter Agreement"), by and between

AMARIN CORPORATION PLC

and CITIBANK, N.A.

_____________________

Withdrawal Certification

_____________________

[DATE]

Citibank, N.A.,
as Depositary
480 Washington Blvd., 30th Floor
Jersey City, NJ 07310
Attn.:  Christian Glynn

Copy to:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attn.:  Brian M. Teitelbaum
Email:  brian.m.teitelbaum@citi.com

Re:    Amarin Corporation plc – Restricted ADSs (CUSIP No.:  0231119H2)

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, by and among Amarin Corporation plc, a company organized under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder (the "Deposit Agreement"), and (ii) the Exchange Letter Agreement, dated as of November 24, 2015 (the "Letter Agreement"), by and between the Company and the Depositary, in connection with the issuance and delivery of ADS and Restricted ADSs, as applicable.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

This Withdrawal Certification is being furnished in connection with the withdrawal of Shares upon surrender of Restricted ADSs to the Depositary.

A.
We acknowledge or if we are acting for the account of another person, such person has confirmed to us that it acknowledges that the Restricted ADSs and the Shares represented thereby have not been and will not be registered under the Securities Act.

B.	We certify that

(a)
We are a “qualified institutional buyer” as defined in Rule 144A under the Securities Act ("QIB"), we are not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company and are acting for our own account or for the account of one or more QIBs (that is not an affiliate of the Company), and we (or it) will be the beneficial owner of the Shares upon withdrawal, and, accordingly, we agree (or if we are acting for the account of one or more QIBs, each such QIB has confirmed to us that it agrees) that (x) we (or it) will not offer, sell, pledge or otherwise transfer the Shares except in accordance with Rule 144 under the Securities Act (if available), in each case in accordance with any applicable securities laws of any state of the United States, and (y) we (or it) will not deposit or cause to be deposited such Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary) so long as such Shares are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act; or

(b)
We (i) are a non-U.S. person located outside the United States (within the meaning of Regulation S under the Securities Act), (ii) are not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company, (iii) acquired, prior to the time of the withdrawal, the Notes or the Restricted ADSs and the Shares represented thereby outside the United States (within the meaning of Regulation S under the Securities Act), (iv) are the beneficial owner of the Restricted ADSs and the Shares represented thereby, (v) will, for a period of forty (40) days after the delivery of the Shares to us, sell the Shares only to persons other than U.S. persons (within the meaning of Regulation S under the Securities Act), (vi) will not, for a period of forty (40) days after the date of delivery of the Shares to us, deposit the Shares into any depositary receipts facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), and (vii) will sell the Shares only in a transaction meeting the requirements of Regulation S.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions.  The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	_____________________________
Social Security Number of Owner:	_____________________________
Account Number of Owner:	_____________________________
Number of Restricted ADSs to be cancelled:	_____________________________
Delivery Information for delivery of Shares Represented by Restricted ADSs to be cancelled	_____________________________ _____________________________ _____________________________
Signature of Owner:	_____________________________ (Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

EXHIBIT C

to

Exchange Letter Agreement, dated as of November 24, 2015

(the "Letter Agreement"), by and between

AMARIN CORPORATION PLC

and CITIBANK, N.A.

_____________________

Resale Certification and Issuance Instruction
_____________________

[DATE]

Citibank, N.A.,
as Depositary
480 Washington Blvd., 30th Floor
Jersey City, NJ 07310
Attn.:  Christian Glynn

Copy to:
Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, NY 10013
Attn.:  Brian M. Teitelbaum
Email:  brian.m.teitelbaum@citi.com
Email:  keith.galfo@citi.com
Email:  leslie.deluca@citi.com

Re:    Amarin Corporation plc – Restricted ADSs (CUSIP No.:  0231119H2)

Dear Sirs:

Reference is hereby made to (i) the Amended and Restated Deposit Agreement, dated as of November 4, 2011, by and among Amarin Corporation plc, a company organized under the laws of England and Wales (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares ("ADSs") issued thereunder (the "Deposit Agreement"), and (ii) the Exchange Letter Agreement, dated as of November 24, 2015 (the "Letter Agreement"), by and between the Company and the

Depositary, in connection with the issuance and delivery of ADS and Restricted ADSs, as applicable.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Letter Agreement.

This Resale Certification is being provided in connection with our request to the Depositary to transfer the Restricted ADSs specified below (CUSIP No.:  0231119H2) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the "Sale").

The undersigned certifies that (please check appropriate box below):

*☐ Non-Affiliate Sale Exempt from Registration under Rule 144:  (1)(a) it is not, and during the preceding three months has not been, an affiliate (as defined in Rule 144 under the Securities Act) of the Company, (b) at least six months has elapsed since the Notes or the Shares, represented by the surrendered Restricted ADSs to be transferred, were acquired from the Company, (c) the Company is, and has been for a period of at least 90 days immediately prior to the Sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the Sale (other than Current Report(s) on Form 8-K), or

(2)(a) it is not, and during the preceding three months has not been, an affiliate (as defined in Rule 144 under the Securities Act) of the Company, (b) at least one year has elapsed since the Notes or the Shares, represented by the surrendered Restricted ADSs to be transferred, were acquired from the Company, and (c) the Sale will comply will all other applicable requirements of Rule 144.

OR

*☐ Other Sales Exempt from Registration:  the surrendered Restricted ADSs to be transferred and the Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act (other than Regulation S) and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act).

The undersigned hereby requests that the Depositary:

debit from the undersigned's account specified below, for the issuance of unrestricted, freely transferable ADSs, the following number of Restricted ADSs:

* The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

__________________________________________
Restricted ADSs (CUSIP No.:  0231119H2), and

following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of unrestricted, freely transferable ADSs:

____________________________
(CUSIP No.:  023111206)

to the person(s) identified below:

        1.          If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________
DTC Participant Account No.:	_____________________________
Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________
Onward Delivery Instructions of undersigned:	_____________________________
Contact person at DTC Participant:	_____________________________
Daytime telephone number of contact person at DTC Participant:	_____________________________

        2.          If ADSs are to be issued delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name of Purchaser:	_____________________________
Street Address:	_____________________________
City, State, and Country:	_____________________________
Nationality:	_____________________________
Social Security or Tax Identification Number:	_____________________________

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs to be transferred to the purchaser pursuant to the Sale and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not transferred pursuant to the Sale.  The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	__________________________________
Social Security Number or Taxpayer Identification Number of Owner:	__________________________________
Account Number of Owner:	__________________________________
Date:	__________________________________
Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE

Name of Firm Issuing Guarantee:_________________________________________________________________
Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________